Exhibit 99.1

Press Release

Federated Investors, Inc. Reports Second Quarter 2004 Earnings

•	Diluted Earnings Per Share Increases to $0.46, up 5% Compared to Q2 2003

•	Equity Assets Reach Record High of $26.6 Billion

•	Quarterly Dividend of $0.102 Per Share Declared

(PITTSBURGH, PA, July 26, 2004) – Federated Investors, Inc. (NYSE: FII), one of the nation’s largest investment management companies, today reported earnings per diluted share (EPS) of $0.46 for the quarter ended June 30, 2004, an increase of five percent from $0.44 per share for Q2 2003 and equal to EPS of $0.46 reported for Q1 2004. Federated reported YTD 2004 EPS of $0.92 compared to $0.87 for the first six months of 2003. Net income for Q2 2004 was $50.6 million compared to net income of $49.1 million for Q2 2003. For the six months ended June 30, 2004, net income was $102.4 million compared to $97.8 million for the same period in 2003.

Federated’s Q2 2004 net income includes expenses of $5.0 million associated with various legal, regulatory and compliance matters. Of this amount, $2.9 million represents additional costs for the company’s internal review of past mutual fund trading practices and $2.1 million for expenses including: legal fees from ongoing related lawsuits, legal fees for responses to additional regulatory requests for information, costs associated with the sale of Federated’s transfer agency business, new compliance-related costs and other related expenses.

Federated’s assets under management were $183.8 billion at June 30, 2004, down nine percent from $202.4 billion at June 30, 2003, and down five percent from the $193.9 billion reported at March 31, 2004. Average managed assets for the quarter were $190.5 billion, $8.9 billion lower than the $199.4 billion reported for Q2 2003 and $9.6 billion lower than the $200.1 billion in average managed assets reported for Q1 2004.

“Federated’s diverse revenue stream during the second quarter demonstrates the value of our broad product mix,” said J. Christopher Donahue, president and CEO. “As the anticipation and occurrence of a rising rate environment challenged the fixed-income market, and in particular money markets, Federated continued to grow equity assets and increase revenue over last year.”

Contacts:

MEDIA	MEDIA	ANALYSTS
Meghan McAndrew	J.T. Tuskan	Ray Hanley
(412) 288-8103	(412) 288-7895	(412) 288-1920
mmcandrew@federatedinv.com	jtuskan@federatedinv.com	rhanley@federatedinv.com

Federated Reports Q2 2004 Earnings

July 26, 2004

The company also announced today that its board of directors declared a quarterly dividend of $0.102 per share. This dividend is payable on August 13, 2004, to shareholders of record as of August 6, 2004. Federated continued its share buyback program in the second quarter by purchasing 1,403,000 shares of Federated Investors, Inc. class B common stock for $41.3 million in the open market.

Through its mutual funds and separate accounts, Federated managed $52.5 billion in equity and fixed-income assets as of June 30, 2004, up $1.5 billion or three percent from Q2 2003 and down $3.4 billion or six percent from Q1 2004. Equity assets ended the quarter at a record high of $26.6 billion, up $5.8 billion or 28 percent from Q2 2003 and up slightly from Q1 2004. Fixed-income assets ended the quarter at $25.9 billion, down $4.3 billion or 14 percent from Q2 2003 and down $3.6 billion or 12 percent from the end of Q1 2004.

Federated’s equity mutual fund sales continued to be positive at $22 million on a net basis from $1.4 billion on a gross basis for Q2 2004. The company continued to produce strong flows into the Federated Kaufmann Fund, Federated Kaufmann Small Cap Fund and Federated Market Opportunity Fund during the quarter. Federated’s fixed-income mutual funds had net redemptions of $1.8 billion for the quarter.

Consistent with industry trends, and due largely to the rise in market interest rates in anticipation of a rate increase by the Federal Reserve during the period, Federated’s money market assets declined from both the prior quarter and on a year-over-year basis. Money market assets in both funds and separate accounts totaled $131.4 billion at June 30, 2004, down $20.0 billion or 13 percent from Q2 2003 and down $6.6 billion or five percent from Q1 2004. Average money market assets in both funds and separate accounts totaled $137.0 billion for Q2 2004, down $13.3 billion or nine percent from Q2 2003 and down $7.1 billion or five percent from Q1 2004.

Financial Highlights

For the quarter ended June 30, 2004, total revenue increased nine percent to $213.1 million from the same period in 2003. For Q2 2004, Federated derived 40 percent of its revenue from money market assets, 36 percent from equity assets, 19 percent from fixed-income assets and five percent from other products. Total revenue for the first half of 2004 increased 13 percent to $433.8 million from $383.1 million for the first half of 2003. Operating expenses increased 11 percent for Q2 2004 to $129.9 million from $117.0 million for Q2 2003. For the first half of 2004, operating expenses increased 16 percent to $262.3 million compared to $226.6 million for the same period last year.

Increases in revenue, operating expense and debt expense—nonrecourse include the result of applying financing treatment in 2004 to account for all B-share distribution-related funding arrangements. The impact of financing treatment in Q2 2004 was approximately $12.2 million of additional revenue, $9.2 million of additional operating expense and $4.3 million of additional debt expense—nonrecourse. For YTD 2004, the impact of financing treatment was approximately $25.0 million of additional

Federated Reports Q2 2004 Earnings

July 26, 2004

revenue, $18.7 million of additional operating expense and $8.8 million of additional debt expense—nonrecourse. As a result of contractual changes in 2004, the increases in Federated’s revenue and operating income were partially offset by the elimination of portfolio accounting revenue and expenses related to Federated-sponsored funds. Second quarter and the first six months of 2003 included $4.1 million and $8.2 million, respectively, of revenue and $3.4 million and $6.8 million respectively, of operating expenses that, due to the portfolio accounting contract changes, are no longer recorded effective for Q1 2004. Refer to the Unaudited Condensed Consolidated Statements of Income contained herein for the specific line items affected.

Federated’s financial results also reflect the sale of Federated’s mutual fund transfer agency business to Boston Financial Data Services and have reclassified the results of this activity as discontinued operations. Federated’s income from discontinued operations, net of tax, was $0.02 per diluted share for the first half of 2004. Federated’s arrangement with Boston Financial allows the firm to concentrate on its core competencies—providing competitive investment results, powerful product distribution and top-quality customer service. Included in this release are statements of income showing the impact of the discontinued operations on the results for the four quarters of 2003 and the years 2003, 2002, 2001.

Federated will host an earnings conference call at 9 a.m. Eastern on Tuesday, July 27, 2004. Investors are invited to listen to Federated’s Q2 earnings teleconference by calling 888-412-9259 (domestic) or 706-679-0848 (international) prior to the 9 a.m. Eastern start time. The call may also be accessed in real time on the Internet via the About Us section of www.federatedinvestors.com. A replay will be available after 1 p.m. and until August 3, 2004, by calling 800-642-1687 (domestic) or 706-645-9291 (international) and entering code 8350746.

Federated Investors, Inc. is one of the largest investment managers in the United States, managing $183.8 billion in assets as of June 30, 2004. With more than 135 mutual funds, various separately managed accounts and closed-end funds, Federated provides comprehensive investment management to more than 5,800 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top two percent of money market fund managers in the industry, the top four percent of fixed-income fund managers and the top six percent of equity fund managers1.

###

1.	Strategic Insight, May 2004. Based on assets in open-end funds.

Certain statements in this press release, such as those related to the value of a broad product mix and a concentration on core competencies, constitute forward-looking statements, which involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of the company, or industry results, to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Such factors

Federated Reports Q2 2004 Earnings

July 26, 2004

include those discussed in the company’s annual and quarterly reports as filed with the Securities and Exchange Commission. Many of these factors may be more likely to occur as a result of the ongoing threat of terrorism. As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements in the future.

For more complete information on Federated funds, please visit www.federatedinvestors.com for prospectuses. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the fund’s prospectus, which investors should read carefully before investing.

Federated Securities Corp., Distributor of the Federated funds. Separately managed accounts available through Federated Investment Counseling, a registered investment advisor.

Federated Reports Q2 2004 Earnings

July 26, 2004

Unaudited Condensed Consolidated Statements of Income1

(in thousands, except per share data)

	Quarter Ended June 30,		% Change Q2 2003 to Q2 2004	Quarter Ended March 31, 2004	% Change Q1 2004 to Q2 2004
	2004	2003
Revenue
Investment advisory fees, net	$137,137	$129,348	6%	$141,565	(3)%
Administrative service fees, net	34,543	35,956	(4)	35,739	(3)
Other service fees, net[2]	39,624	28,395	40	41,473	(4)
Other, net	1,780	2,036	(13)	1,903	(6)

Total Revenue	213,084	195,735	9	220,680	(3)

Operating Expenses
Compensation and related	41,852	43,297	(3)	46,273	(10)
General and administrative
Marketing and distribution	40,544	37,851	7	41,499	(2)
Professional service fees[2]	10,206	8,261	24	8,839	15
Office and occupancy	5,660	5,953	(5)	4,966	14
Systems and communications	4,761	5,127	(7)	5,153	(8)
Advertising and promotional	4,277	4,222	1	3,788	13
Travel and related	3,184	3,216	(1)	2,515	27
Other	2,774	3,049	(9)	2,410	15

Total general and administrative	71,406	67,679	6	69,170	3
Amortization of deferred sales commissions[2]	13,964	3,404	310	14,313	(2)
Amortization of intangible assets	2,692	2,610	3	2,659	1

Total Operating Expenses	129,914	116,990	11	132,415	(2)

Operating Income	83,170	78,745	6	88,265	(6)

Nonoperating Income (Expenses)
Investment income, net	633	382	66	693	(9)
Debt expense — recourse	(90)	(124)	(27)	(92)	(2)
Debt expense — nonrecourse[2]	(5,246)	(1,065)	393	(5,446)	(4)
Other, net	(34)	(102)	(67)	(89)	(62)

Total Nonoperating Expenses, net	(4,737)	(909)	421	(4,934)	(4)

Minority interest	2,478	2,578	(4)	2,511	(1)

Income from continuing operations before income taxes	75,955	75,258	1	80,820	(6)
Income tax provision	27,306	27,048	1	29,633	(8)

Income from continuing operations	48,649	48,210	1	51,187	(5)

Discontinued operations, net of tax	2,000	850	135	546	266

Net Income	$50,649	$49,060	3%	$51,733	(2)%

Earnings Per Share—Basic
Income from continuing operations	$0.45	$0.45	—	$0.47	(4)%
Income from discontinued operations	$0.02	$0.01	100%	$0.01	100%
Net Income	$0.47	$0.46	2%	$0.48	(2)%

Earnings Per Share—Diluted
Income from continuing operations	$0.44	$0.43	2%	$0.46	(4)%
Income from discontinued operations	$0.02	$0.01	100%	$0.00	—
Net Income	$0.46	$0.44	5%	$0.46	—

Weighted-average shares outstanding
Basic	107,654	107,307		108,397

Diluted	110,919	111,703		111,945

Dividends declared per share	$0.102	$0.070		$0.085

*	Please see the accompanying Notes numbered One and Two.

Federated Reports Q2 2004 Earnings

July 26, 2004

Unaudited Condensed Consolidated Statements of Income1

(in thousands, except per share data)

	Six Months Ended June 30,		% Change
	2004	2003
Revenue
Investment advisory fees, net	$278,703	$253,407	10%
Administrative service fees, net	70,281	71,704	(2)
Other service fees, net [3]	81,097	54,371	49
Other, net	3,683	3,617	2

Total Revenue	433,764	383,099	13

Operating Expenses
Compensation and related	88,125	82,280	7
General and administrative
Marketing and distribution	82,043	74,352	10
Professional service fees [3]	19,045	16,304	17
Office and occupancy	10,626	12,276	(13)
Systems and communications	9,914	10,252	(3)
Advertising and promotional	8,065	8,116	(1)
Travel and related	5,699	6,017	(5)
Other	5,184	5,142	1

Total general and administrative	140,576	132,459	6
Amortization of deferred sales commissions [3]	28,277	6,642	326
Amortization of intangible assets	5,351	5,217	3

Total Operating Expenses	262,329	226,598	16

Operating Income	171,435	156,501	10

Nonoperating Income (Expenses)
Investment income, net	1,326	825	61
Debt expense — recourse	(182)	(252)	(28)
Debt expense — nonrecourse [3]	(10,692)	(2,121)	404
Other, net	(123)	(103)	19

Total Nonoperating Expenses, net	(9,671)	(1,651)	486

Minority interest	4,989	5,096	(2)

Income from continuing operations before income taxes	156,775	149,754	5
Income tax provision	56,939	53,550	6

Income from continuing operations	99,836	96,204	4

Discontinued operations, net of tax	2,546	1,567	62

Net Income	$102,382	$97,771	5%

Earnings Per Share—Basic
Income from continuing operations	$0.92	$0.89	3%
Income from discontinued operations	$0.02	$0.01	100%
Net Income**	$0.95	$0.90	6%

Earnings Per Share—Diluted
Income from continuing operations	$0.90	$0.85	6%
Income from discontinued operations	$0.02	$0.01	100%
Net Income**	$0.92	$0.87	6%

Weighted-average shares outstanding
Basic	108,025	108,490

Diluted	111,432	112,831

Dividends declared per share	$0.187	$0.127

*	Please see the accompanying Notes numbered One and Three.
**	May not sum due to rounding.

Federated Reports Q2 2004 Earnings

July 26, 2004

Notes

1)	Current and prior period financial results reflect the sale of Federated’s mutual fund transfer agency business to Boston Financial Data Services as discontinued operations.
2)	Due to the application of financing treatment in 2004 to account for all B-share funding arrangements, Q2 2004 “Other service fees, net” includes $12.2 million of additional B-share-related distribution revenue, “Amortization of deferred sales commissions” includes $9.2 million of additional amortization expense and “Debt expense—nonrecourse” includes $4.3 million of additional debt expense that were not present in Q2 2003. Due to portfolio accounting contractual changes effective for 2004, Q2 2003 “Other service fees, net” includes $4.1 million of portfolio accounting revenue and “Professional service fees” includes $3.4 million of related expenses that were not incurred in 2004.
3)	Due to the application of financing treatment in 2004 to account for all B-share funding arrangements for the first half of 2004, “Other service fees, net” includes $25.0 million of additional B-share-related distribution revenue, “Amortization of deferred sales commissions” includes $18.7 million of additional amortization expense and “Debt expense—nonrecourse” includes $8.8 million of additional debt expense that were not present in the first half of 2003. Due to portfolio accounting contractual changes effective for 2004, for the first half of 2004 “Other service fees, net” includes $8.2 million of portfolio accounting revenue and “Professional service fees” includes $6.8 million of related expenses that were not incurred in 2004.

Federated Reports Q2 2004 Earnings

July 26, 2004

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	June 30, 2004	Dec. 31, 2003
Assets
Cash and other short-term investments	$191,528	$233,990
Other current assets	74,161	57,342
Deferred sales commissions, net	309,092	327,717
Intangible assets, net	286,569	226,268
Other long-term assets	35,067	33,911

Total Assets	$896,417	$879,228

Liabilities, Minority Interest and Shareholders’ Equity
Current liabilities	$116,271	$130,401
Long-term debt—recourse	103	542
Long-term debt—nonrecourse	301,583	327,142
Other long-term liabilities and minority interest	30,406	25,290
Shareholders’ equity excluding treasury stock	944,169	841,006
Treasury stock	(496,115)	(445,153)

Total Liabilities, Minority Interest and Shareholders’ Equity	$896,417	$879,228

Changes in Equity and Fixed-Income Fund Managed Assets

(in millions)

	Quarter Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Equity Funds
Beginning Assets	$23,994	$15,606	$22,817	$16,240

Sales	1,422	1,444	3,385	2,949
Redemptions	(1,400)	(1,331)	(2,933)	(2,665)

Net sales	22	113	452	284
Net exchanges	49	50	113	41
Other*	9	2,894	692	2,098

Ending Assets	$24,074	$18,663	$24,074	$18,663

Fixed-Income Funds
Beginning Assets	$23,824	$23,769	$24,004	$22,169

Sales	1,884	3,824	4,508	8,296
Redemptions	(3,713)	(3,344)	(6,758)	(6,330)

Net (redemptions) sales	(1,829)	480	(2,250)	1,966
Net exchanges	(171)	(89)	(195)	(273)
Other*	(351)	549	(86)	847

Ending Assets	$21,473	$24,709	$21,473	$24,709

*	Includes changes in the market value of securities held by the funds, reinvested dividends and distributions and net investment income.

Federated Reports Q2 2004 Earnings

July 26, 2004

(in millions)

MANAGED ASSETS	June 30, 2004	March 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
By Asset Class
Equity	$26,598	$26,399	$25,627	$22,354	$20,786
Fixed-income	25,858	29,498	29,517	29,421	30,169
Money market	131,385	138,005	142,773	142,294	151,398

Total Managed Assets	$183,841	$193,902	$197,917	$194,069	$202,353

By Market
Trust	$91,507	$91,951	$96,131	$93,685	$100,350
Broker/dealer*	45,570	47,982	48,023	46,912	46,449
Institutional*	24,418	28,220	30,330	30,994	31,740
International	2,486	2,658	2,452	2,219	2,240
Other	19,860	23,091	20,981	20,259	21,574

Total Managed Assets	$183,841	$193,902	$197,917	$194,069	$202,353

By Product Type
Mutual Funds:
Equity	$24,074	$23,994	$22,817	$20,064	$18,663
Fixed-income	21,473	23,824	24,004	24,088	24,709
Money market	117,543	121,788	128,878	128,583	135,922

Total Fund Assets	$163,090	$169,606	$175,699	$172,735	$179,294

Separate Accounts:
Equity	$2,524	$2,405	$2,810	$2,290	$2,123
Fixed-income	4,385	5,674	5,513	5,333	5,460
Money market	13,842	16,217	13,895	13,711	15,476

Total Separate Accounts	$20,751	$24,296	$22,218	$21,334	$23,059

Total Managed Assets	$183,841	$193,902	$197,917	$194,069	$202,353

	Quarter Ended
AVERAGE MANAGED ASSETS	June 30, 2004	March 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
By Asset Class
Equity	$26,104	$26,394	$24,250	$21,860	$19,622
Fixed-income	27,366	29,533	29,601	29,271	29,433
Money market	137,022	144,157	145,287	147,587	150,307

Total Avg. Assets	$190,492	$200,084	$199,138	$198,718	$199,362

By Product Type
Mutual Funds:
Equity	$23,686	$23,623	$21,676	$19,658	$17,606
Fixed-income	22,461	23,874	24,145	24,049	24,336
Money market	122,089	127,767	131,972	133,228	134,027

Total Avg. Fund Assets	$168,236	$175,264	$177,793	$176,935	$175,969

Separate Accounts:
Equity	$2,418	$2,771	$2,574	$2,202	$2,017
Fixed-income	4,905	5,659	5,456	5,222	5,097
Money market	14,933	16,390	13,315	14,359	16,279

Total Avg. Separate Acct.	$22,256	$24,820	$21,345	$21,783	$23,393

Total Avg. Assets	$190,492	$200,084	$199,138	$198,718	$199,362

	Quarter Ended
ADMINISTERED ASSETS	June 30, 2004	March 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Period End	$43,566	$43,660	$43,428	$43,274	$37,612
Average	$43,331	$43,920	$43,754	$40,527	$36,982

*	Certain amounts previously reported have been reclassified to conform with current year’s presentation.

Federated Reports Q2 2004 Earnings

July 26, 2004

Unaudited Condensed Consolidated Statements of Income Reclassified for Discontinued Operations*

(in thousands, except per share data)

	Quarter Ended
	March 31, 2003	June 30, 2003	Sept. 30, 2003	Dec. 31, 2003
Revenue
Investment advisory fees	$124,059	$129,348	$135,368	$139,595
Administrative service fees	35,748	35,956	36,462	36,706
Other service fees, net	25,976	28,395	29,307	31,170
Other, net	1,581	2,036	1,937	2,129

Total Revenue	187,364	195,735	203,074	209,600

Operating Expenses
Compensation and related	38,984	43,297	44,490	42,980
General and administrative
Marketing and distribution	36,501	37,851	40,832	40,910
Professional service fees	8,042	8,261	9,302	19,648
Office and occupancy	6,323	5,953	5,850	6,381
Systems and communications	5,126	5,127	4,764	4,310
Advertising and promotional	3,895	4,222	4,228	5,093
Travel and related	2,801	3,216	3,137	3,710
Other	2,092	3,049	2,310	10,311

Total general and administrative	64,780	67,679	70,423	90,363
Amortization of deferred sales commissions	3,238	3,404	3,910	4,358
Amortization of intangible assets	2,607	2,610	2,630	2,647

Total Operating Expenses	109,609	116,990	121,453	140,348

Operating Income	77,755	78,745	81,621	69,252

Nonoperating Expenses
Investment income, net	443	382	415	727
Debt expense — recourse	(128)	(124)	(110)	(129)
Debt expense — nonrecourse	(1,056)	(1,065)	(1,062)	(1,032)
Other, net	—	(102)	—	7

Total Nonoperating Expenses, net	(741)	(909)	(757)	(427)

Minority interest	2,518	2,578	2,547	2,563

Income from continuing operations before income taxes	74,496	75,258	78,317	66,262
Income tax provision	26,502	27,048	28,412	24,310

Income from continuing operations	47,994	48,210	49,905	41,952

Discontinued operations, net of tax	717	850	1,035	822

Net Income	$48,711	$49,060	$50,940	$42,774

Earnings Per Share—Basic
Income from continuing operations	$0.44	$0.45	$0.47	$0.39
Income from discontinued operations	$0.01	$0.01	$0.01	$0.01
Net Income**	$0.44	$0.46	$0.48	$0.40

Earnings Per Share—Diluted
Income from continuing operations	$0.42	$0.43	$0.45	$0.38
Income from discontinued operations	$0.01	$0.01	$0.01	$0.01
Net Income**	$0.43	$0.44	$0.46	$0.38

Weighted-average shares outstanding
Basic	109,685	107,307	106,900	107,502

Diluted	113,973	111,703	111,320	111,278

Dividends declared per share	$0.057	$0.070	$0.085	$0.085

*	Prior year financial results reflect the sale of Federated’s transfer agency business to Boston Financial Data Services as discontinued operations.

**	May not sum due to rounding.

Federated Reports Q2 2004 Earnings

July 26, 2004

Unaudited Condensed Consolidated Statements of Income Reclassified for Discontinued Operations*

(in thousands, except per share data)

	Year Ended December 31,
	2003	2002	2001
Revenue
Investment advisory fees, net	$528,370	$516,409	$482,212
Administrative service fees, net	144,872	145,406	134,606
Other service fees, net	114,848	112,024	162,047
Other, net	7,683	5,132	5,239

Total Revenue	795,773	778,971	784,104

Operating Expenses
Compensation and related	169,749	165,417	161,457
General and administrative
Marketing and distribution	156,093	146,235	131,850
Professional service fees	45,254	27,530	31,736
Office and occupancy	24,507	24,029	25,165
Systems and communications	19,326	20,555	22,489
Advertising and promotional	17,437	21,323	25,443
Travel and related	12,864	12,655	12,754
Other	17,764	11,199	7,236

Total general and administrative	293,245	263,526	256,673
Amortization of deferred sales commissions	14,911	14,513	43,860
Amortization of intangible assets	10,494	11,215	17,081

Total Operating Expenses	488,399	454,671	479,071

Operating Income	307,374	324,300	305,033

Nonoperating Expenses
Investment income (loss), net	1,966	(490)	(13,695)
Debt expense — recourse	(491)	(484)	(13,162)
Debt expense — nonrecourse	(4,215)	(4,304)	(23,121)
Other, net	(95)	(134)	8,540

Total Nonoperating Expenses, net	(2,835)	(5,412)	(41,438)

Minority interest	10,206	10,852	10,880

Income from continuing operations before income taxes	294,333	308,036	252,715
Income tax provision	106,272	109,267	90,976

Income from continuing operations	188,061	198,769	161,739

Discontinued operations, net of tax	3,424	4,991	6,708

Net Income	$191,485	$203,760	$168,447

Earnings Per Share—Basic
Income from continuing operations	$1.74	$1.77	$1.41
Income from discontinued operations	$0.03	$0.04	$0.06
Net Income**	$1.78	$1.81	$1.46

Earnings Per Share—Diluted
Income from continuing operations	$1.68	$1.69	$1.35
Income from discontinued operations	$0.03	$0.04	$0.06
Net Income**	$1.71	$1.74	$1.40

Weighted-average shares outstanding
Basic	107,839	112,375	115,012

Diluted	112,059	117,304	119,992

Dividends declared per share	$0.297	$0.217	$0.175

*	Prior year financial results reflect the sale of Federated’s transfer agency business to Boston Financial Data Services as discontinued operations.
**	May not sum due to rounding.